Events after the reporting period	6 Months Ended
Dec. 31, 2022
Events after the reporting period [Abstract]
Events after the reporting period
Note 20. Events after the reporting period

Committed Equity Facility
Iris Energy Limited entered into an agreement with B. Riley Principal Capital II, LLC (“B. Riley”) effective 26 January 2023 pursuant to which Iris Energy has the option, but not the obligation, to sell up to $100 million of ordinary shares to B. Riley over the next two years. The facility has not yet been utilized.

Bitmain prepayments and mining hardware sales
In early January 2023, the Group further utilized mining hardware prepayments held at 31 December 2022, through the sale of 0.83 EH/s of mining hardware to third parties. The net carrying value of the of the prepayment associated with the hardware sold was $6,205,000 at 31 December 2022, equal to the net cash proceeds received in January 2023.

On 8 February 2023, the Group entered into an agreement to utilize all remaining prepayments of US$66.7(1) million under its 10 EH/s contract with Bitmain, which includes a concurrent sale of 2.3 EH/s of the remaining 6.7 EH/s contracted miners to a third party, to acquire 4.4 EH/s of new miners without any additional cash outlay. Newly acquired miners are to be installed in the Company’s data centers, increasing self-mining operating capacity to 5.5 EH/s over the coming months. The Group is considering options for the sale of surplus miners to re-invest in growth initiatives and/or corporate purposes. Following this transaction, the Group’s obligations under its existing 10 EH/s contract with Bitmain (as disclosed in Note 17) have been fully resolved, with no remaining commitments.

Appointment of receiver to Non-Recourse SPVs
On January 20, 2023, the lender filed a petition with the British Columbia Supreme Court, primarily seeking the appointment of PwC as receiver over the assets and undertakings of the Non-Recourse SPVs, in relation to their failures to make payments when due under their respective equipment financing agreements. The court subsequently appointed PwC as the receiver of the Non-Recourse SPVs on 3 February 2023.

Update to key management personnel
On 25 January 2023, the Group announced the retirement of its president, Lindsay Ward. Lindsay joined Iris Energy as President in October 2021 to assist with the build out of the Company’s initial growth projects in North America and to enhance the Company’s operational capability. During that time, the team successfully completed the expansion to 160MW of data center capacity across British Columbia at Canal Flats (30MW), Prince George (50MW) and Mackenzie (80MW), all on or ahead of schedule.

Having supported Iris Energy’s first phase of growth post listing, Lindsay is retiring as part of his transition away from a full-time executive career to pursue additional Non-Executive Director opportunities. Lindsay will remain with the Company until June 30, 2023 to assist with energization of the Company’s 600MW site at Childress, Texas and to provide general support to the business.

No other matter or circumstance has arisen since 31 December 2022 that has significantly affected, or may significantly affect the Group's operations, the results of those operations, or the Group's state of affairs in future financial years.

(1) The USD cash payment made by the Canadian subsidiary of the Group was $66,672,000. The retranslated balance of the prepayment, less impairment as at 31 December 2022 is $52,773,000.